                                                  Exhibit 10.10
June 10, 1985

Morgan Guaranty Trust Company
    of New York
9 West 57th Street
New York, New York 10019

Attention:  John F. Goydas
            Vice President

Gentlemen:

We hereby confirm borrowing arrangements made with you as follows, to be effective as of the opening of business on July 10, 1985.

You agree to lend to us for our general business purposes certain sums not to exceed $25,000,000 at any one time outstanding, as hereinafter specified, which you represent will be available for this purpose from time to time in the Private Banking Division of your Bank in various accounts of which you are custodian, fiduciary or advisor, against our prior issuance and delivery to you from time to time as hereinafter specified of our promissory note, payable upon demand (which if given verbally shall be promptly confirmed in writing), in the form of Exhibit "A" to this letter and duly executed by an authorized offier of this Company.

The principal amount of each such note shall be specified from time to time in the manner hereinafter provided. Each such note shall be dated as of the date of its issue and shall bear interest from said date, payable on the first day of each month on the daily principal amount from time to time outstanding during the accrual period, at a rate or rates equivalent to the highest annual simple interest yield currently quoted on General Motors Acceptance Corporation ordinary commercial paper borrowings of 30 to 59 days inclusive. Each change in such rate shall be effective with respect to all loans outstanding hereunder on the same date as the change is effective with respect to said rate for commercial paper of General Motors Acceptance Corporation. For purposes of computing interest, principal amounts loaned hereunder shall be deemed to be outstanding on the date loaned but not on the date repaid.

Upon request, we shall issue and deliver to you, without cost to you, in exchange for the promissory note then held by you, a new promissory note in a principal amount of said note being surrendered in exchange, and dated and bearing interest from the date to which interest has been paid on said note being surrendered in exchange.

A duly authorized officer or duly authorized employee of your Private Banking Division, designated by you in writing for such purpose, will from time to time notify our Treasurer (or such person as may be designated by the Treasurer in writing) of the total amount to be lent us hereunder and, on the authority of our Treasurer (or such person as may be designated by the Treasurer in writing), shall enter said amount under the column headed

"Principal Amount Outstanding" on our promissory note which you are then holding and such and such amount shall be deemed to be the amount then due on said note. Any entries so made on said promissory note shall constitute conclusive evidence of the principal amount of said note then outstanding when you shall have received written confirmation thereof from our Treasurer (or such person as may be designated by the Treasurer in writing) in the manner hereinafter described. In the event such notification to us results in an increase in the total amount to be lent to us hereunder, you shall forthwith transfer the amount to be lent to us hereunder, you shall forthwith transfer the amount of said increase to our Account at your Bank numbered 046-30-619. In the event such notification to us results in a decrease in the total amount to be lent us hereunder, you shall forthwith charge the amount of said decrease to our said Account at your Bank.

After the close of each week during which you have made any loan to us hereunder or we have made any repayment on the principal balance of any loan made hereunder or during which the interest rate on any loan shall have changed, we shall send you a written confirmation of the transaction which took place during such week dated the last business day of such week in substantially the form attached hereto as Exhibit "B" with appropriate insertions in the blank spaces therein.

It is understood and agreed that you shall have the right at any time to demand payment of all or any part of the principal amount then outstanding on the promissory note then held by you, together with interest to the date of payment. We shall have the right at any time, upon advice to you by letter or telephone, to pay all or any part of the principal amount then outstanding on the promissory note then held by you, together with interest to the date of payment, notwithstanding that you have not theretofore demanded such payment in accordance with the foregoing and with the note.

It is further understood and agreed that you shall not sell, pledge, or assign nor otherwise transfer any promissory note held by you pursuant to this agreement without first having notified us at least ten days prior to the intended sale of such sale, pledge, assignment or transfer of your intention so to do, and in no event shall any such sale, pledge, assignment or transfer be effected except upon compliance with all applicable Federal and state securities laws and regulations.

This agreement may be terminated by you or by us upon not less than ten day's written notice to the other party.

If the foregoing satisfactorily sets forth the terms and conditions of the borrowing arrangements made with you, we request that you indicate your acceptance thereof by the signature of your duly authorized officer in the space provided below on the duplicate original of this letter which is enclosed.

Very truly yours,

Nordstrom Credit, Inc.




By /s/John A. Goesling
   -------------------
John A. Goesling
Treasurer



ACCEPTED:

Morgan Guaranty Trust Company of New York




By /s/John F. Goydas
  ------------------
  John F. Goydas
  Vice President

Exhibit "A"                                       July 10, 1985
Note No. 1                                        New York, New York

NORDSTROM CREDIT, INC.


For value received, Nordstrom Credit, Inc. a corporation organized under the laws of the State of Washington, promises to pay to the order of Morgan Guaranty Trust Company of New York, on its demand (which if given verbally shall be promptly confirmed in writing), or on or before (six months from above date), the principal sum set forth below as "Principal Amount Outstanding", on the date of such demand, at the office of Morgan Guaranty Trust Company of New York, New York and will likewise pay to the order of said payee interest at the rate or rates per annum provided for in the agreement mentioned below. Said interest will be due and payable on the first day of each month after the date of this note or upon payment in full of the principal amount from time to time outstanding as indicated below. Interest will be calculated on the daily principal amount outstanding as indicated below.

This note is issued pursuant to and is subject to the terms and conditions of a certain letter agreement dated June 10, 1985, by and between Nordstrom Credit, Inc. and Morgan Guaranty Trust Company of New York.

By /s/John A. Goesling
   -------------------
     John A. Goesling

                              Principal       Effective
        Amount    Amount       Amount          Interest       Authorized
Date    Loaned     Paid      Outstanding         Rate          Initials
____   _______    _____       __________      _________        ________

____   _______    _____       __________      _________        ________

____   _______    _____       __________      _________        ________

____   _______    _____       __________      _________        ________

____   _______    _____       __________      _________        ________

____   _______    _____       __________      _________        ________

____   _______    _____       __________      _________        ________


Exhibit B


Nordstrom Credit, Inc.
1321 Second Avenue
Seattle, Washington 98101


June 10, 1985

Attention:

         Re:  Master Note of Nordstrom Credit, Inc.

Gentlemen:

We confirm to you the following changes occured in the loans outstanding under the terms of the Agreement with you dated June 10, 1985, for the week ended this date.




               Prior                           Current
             Principal                        Principal       Current
              Amount              Loan         Amount        Interest
Date        Outstanding       (Repayment)     Outstanding       Rate
____        ___________       ___________     ___________    _________




Please arrange with your Private Banking Division to make the appropriate entries to our account on the dates indicated.


                                              Nordstrom Credit, Inc.



                                            By________________
                                              John A. Goesling
                                              Treasurer

EXHIBIT A
May 16, 1994

     Amendment to Master Note Agreement dated June 10, 1985 (the "Agreement"), by and between Nordstrom Credit, Inc. ("Nordstrom") and Morgan Guaranty Trust Company of New York, as custodian, fiduciary and advisor ("Morgan").

     WHEREAS, the parties hereto wish to amend the Agreement so as to change the rate at which interest under the Agreement is computed and to increase the maximum amount to be loaned under the Agreement;

     Now, Therefore, the parties hereto agree as follows:

     1. The second paragraph of the Agreement is hereby amended by deleting "25,000,000" from the second line of such paragraph and inserting "50,000,000" in lieu thereof:

     2. The third paragraph of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

            "The principal amount of each such note shall be specified from time to time in the manner hereinafter provided. Each such note shall be dated as of the date of its issue and shall bear interest from said date, payable on the first date of each month on the daily principal amount from time to time outstanding during the accrual period, at a rate or rates equivalent to the money market yield (computed on the basis of a 360-day year) of the Commercial Paper Rate (as hereinafter defined), as such rate changes from time to time, minus thirteen (13) basis points. Each change in the Commercial Paper Rate shall be effective with respect to loans outstanding hereunder on the same date as the change is effective. For purposes of computing interest, principal amounts loaned hereunder shall be deemed to be outstanding on the date loaned but not on the date repaid. For purposes of this Agreement the "Commercial Paper 1-Month" and the "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System."

     3. Except as hereby expressly amended, the Agreement and all the terms, conditions and provisions thereof shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have hereto set their names as at the date first above written.

MORGAN GUARANTY TRUST COMPANY                  NORDSTROM CREDIT, INC.
OF NEW YORK

By:/s/Robert R. Johnson                        By:/s/John Walgamott
   --------------------                           -----------------
Title:Vice President                             Title:President

NORDSTROM CREDIT, INC.

SECRETARY'S CERTIFICATE


     1. I, Karen E. Purpur, the undersigned Secretary of Nordstrom Credit, Inc., a corporation organized and existing under the laws of the State of Colorado, hereby certify that I am the Secretary of said corporation and that attached to this Certificate as Exhibit B is a true and correct copy of resolutions adopted by unanimous written consent by the Board of Directors on May 16, 1994 and said resolutions have not been revoked, rescinded, or set aside, and are now in full force and effect.

     2. I FURTHER CERTIFY, that there is no provision in the Charter or By-Laws of the Company limiting the power of the Board of Directors to pass the aforesaid resolutions and that the same are in conformity with the provisions of said Charter and By-Laws.

     3. I FURTHER CERTIFY, that the following persons are duly elected and acting officers of the Company, holding the offices set forth next to their names below, and the signature appearing opposite the name of each such officer is his genuine signature:

     John C. Walgamott
     President                     /s/John C. Walgomott
                                   --------------------

     John A. Goesling
     Executive Vice-President
     and Treasurer                 /s/John A. Goesling
                                   -------------------
     In WITNESS WHEREOF, I have hereunto set my hand as Secretary of the Company and affixed the corporate seal this 16th day of May, 1994. (CORPORATE
SEAL)

                                   /s/Karen E. Purpur
                                   ------------------
                                      Secretary

      The undersigned, John A. Goesling, being the duly elected and acting Executive Vice President and Treasurer of the Company, hereby certifies that the signature appearing above is her genuine signature.

                             /s/John A. Goesling
                             -------------------
                             Executive Vice President and Treasurer

EXHIBIT B

UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS OF
NORDSTROM CREDIT, INC.


The undersigned, being all of the directors of Nordstrom Credit, Inc., a Colorado corporation, consent to and adopt the following resolutions in lieu of holding a meeting of the Board of Directors of the corporation:

          RESOLVED, that the proposed Amendment to the Master Note Agreement dated June 10, 1985 between the Company's predecessor, Nordstrom Credit, Inc., a Washington corporation and Morgan Guaranty Trust Company of New York is hereby adopted and approved substantially in the form Exhibit A attached hereto, and the President or any Vice President are, and each of them hereby is, authorized and directed to execute and deliver such amendment on behalf of the Company, with such changes as may be approved as necessary or desirable by the officer or officers executing the same, such execution to be conclusive evidence of such approval.

          RESOLVED, that the proper officers of the Company are hereby authorized and directed to take any and all such actions as may be necessary to carry out the intent and purpose of the foregoing resolution.

          This Consent may be executed in more than one counter-part, which together shall constitute an original.

          DATED this 16th day of May, 1994.

                                   /s/Bruce A. Nordstrom
                                   -----------------------------
                                    Bruce A. Nordstrom, Director



                                   /s/James F. Nordstrom
                                   -----------------------------
                                    James F. Nordstrom, Director



                                   /s/John N. Nordstrom
                                   -----------------------------
                                    John N. Nordstrom, Director





                                   /s/John A. McMillan
                                   ----------------------------
                                    John A. McMillan, Director

Exhibit "C" (formerly Exhibit "A")                July 15, 1994
Note No. 18                                       New York, New York

NORDSTROM CREDIT, INC.

For value received, Nordstrom Credit, Inc. a corporation organized under the laws of the State of Colorado, promises to pay to the order of Morgan Guaranty Trust Company of New York, on its demand (which if given verbally shall be promptly confirmed in writing), or on or before (six months from above date), the principal sum set forth below as "Principal Amount Outstanding," on the date of such demand, at the office of Morgan Guaranty Trust Company of New York, New York and will likewise pay to the order of said payee interest at the rate or rates per annum provided for in the agreement mentioned below. Said interest will be due an payable on the first day of each month after the date of this note or upon payment in full of the principal amount from time to time outstanding as indicated below. Interest will be calculated on the daily principal amount outstanding as indicated below.

This note is issued pursuant to and is subject to the terms and conditions of a certain letter agreement dated June 10, 1985 and November 19, 1992, amended May 16, 1994, by and between Nordstrom Credit, Inc. and Morgan Guaranty Trust company of New York.


                              By /s/John Walgamott
                                 -----------------

                                 Principal     Effective
       Amount        Amount      Amount        Interest     Authorized
Date   Loaned        Paid        Outstanding   Rate         Initials
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
____   _________     _______     ___________   __________   __________
